UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2010

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 12, 2010, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (the “Investor”), entered into an Omnibus Waiver and First Amendment to Credit Agreement and Third Amendment to Note and Warrant Purchase Agreement (“Amendment”), pursuant to which:

•	the Company’s line of credit under the Credit Agreement dated as of September 4, 2009 was increased from $3,000,000 to $5,000,000;

•
the maturity of all of Company’s indebtedness to DMRJ, including indebtedness under (i) an amended and restated senior secured convertible promissory note dated March 12, 2009, (ii) a senior secured convertible promissory note dated July 1, 2009 and (iii) a revolving promissory note dated September 4, 2009 (collectively, the “Notes”), was extended from December 10, 2009 to June 10, 2010;

•	DMRJ waived all existing defaults under the Notes and all related credit agreements (collectively, the “Credit Documents”), through the new maturity date of June 10, 2010;

•	the interest rate payable on Company’s obligations under the Notes was reduced to 15% per annum;

•	all arrangements pursuant to which the Company was to share with DMRJ any profits resulting from certain transactions was removed from the Credit Documents;

•	the Company agreed to certain limitations on equity financings without DMRJ’s prior consent; and

•
the Company agreed that it will not prepay more than $3,600,000 of the $5,600,000 of indebtedness owed to DMRJ under the amended and restated senior secured convertible promissory note dated March 12, 2009 without DMRJ’s prior consent.

In connection with the Amendment, the Company amended and restated the revolving promissory note dated September 4, 2009 to reflect the new credit limit. The Company’s subsidiaries, Accurel Systems International Corporation, C Acquisition Corp. and IMX Acquisition Corp., each of which has guaranteed the Company’s obligations under the Notes, joined in the execution of the Amendment and reconfirmed their respective obligations as guarantors under the Credit Documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure

On January 13, 2010, the Company issued a press release announcing the events described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                         Description

10.1	Omnibus Waiver and First Amendment to Credit Agreement and Third Amendment to Note and Warrant Purchase Agreement, dated as of January 12, 2010 between Implant Sciences Corporation and DMRJ Group LLC

10.2	Amended and Restated Promissory Note, dated as of January 12, 2010

99.1	Press Release of Implant Sciences Corporation dated January 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes
Roger P. Deschenes
Vice President, Finance

Date:  January 14, 2010

EXHIBIT INDEX

Exhibit No.                         Description

10.1	Omnibus Waiver and First Amendment to Credit Agreement and Third Amendment to Note and Warrant Purchase Agreement, dated as of January 12, 2010 between Implant Sciences Corporation and DMRJ Group LLC

10.2	Amended and Restated Promissory Note, dated as of January 12, 2010

99.1	Press Release of Implant Sciences Corporation dated January 13, 2010